Exhibit 10.19
                      Silver Diner, Inc. Stock Option Plan
                  together with form of Stock Option Agreement



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                               SILVER DINER, INC.

                               STOCK OPTION PLAN

         1.       Purpose

                  This Stock Option Plan (the "Plan") for Silver Diner, Inc. (the "Company") is intended to provide incentive to officers and other key employees of the Company by providing those persons with opportunities to purchase shares of the Company's Common Stock under (a) incentive stock options ("Incentive Stock Options") as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended and (b) other stock options ("Non-Qualified Options").

         2.       Definitions

                  As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock, $0.00074 par value, of the Company.

                  (d) "Company" shall mean Silver Diner, Inc., a Delaware corporation.

                  (e) "Disability" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (f) "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the principal national securities exchange, if any, on which the shares of Common Stock shall then be listed for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the last sales price per share of Common Stock entered on a national inter-dealer quotation system for the last preceding date on which there was a sale of such Common Stock on such national inter-dealer quotation system, or (iii) if no closing or last sales price per share of Common Stock is entered on a national inter-dealer quotation system, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market for the last preceding date on which there was a quotation for


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         such Common Stock in such market, or (iv) if no price can be determined under the preceding alternatives, then the price per share as most recently determined by the Board, which shall make such determinations of value at least once annually.

                  (g) "Incentive Stock Option" means one or more options to purchase Common Stock which, at the time such options are granted under this Plan or any other such plan of the Company, qualify as incentive stock options under Section 422 of the Code.

                  (h) "Non-Qualified Option" shall mean any Option that is not an Incentive Stock Option.

                  (i) "Option Price" shall mean the purchase price of shares of Common Stock covered by an Option.

                  (j) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (k) "Plan" shall mean this Stock Option Plan.

                  (l) "Option" shall mean any option issued pursuant to this Plan.

                  (m) "Optionee" shall mean any person to whom an Option is granted under this Plan.

                  (n) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (o) "Ten Percent Shareholder" shall mean an Optionee who, at the time an Option is granted, owns directly or indirectly (within the meaning of section 425(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent or a Subsidiary.

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         3.       General Administration.

                  (a)  The Plan shall be administered by the Board.

                  (b) The Board shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the Option Price; to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

         4.       Granting of Options

                  Options may be granted under the Plan at any time prior to September 11, 2006.

         5.       Eligibility

                  (a) Options may be granted to any director, officer key employee or outside consultant of the Company. In determining from time to time the officers and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Board shall take into account the duties of the respective officers and employees, their present and potential contributions to the success of the Company and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

                  (b) At the time of the grant of each Option under the Plan, the Board shall determine whether such Option is to be designated an Incentive Stock Option. Incentive Stock Options shall not be granted to a director who is not an employee of the Company. The length of the exercise period of Incentive Stock Options shall be governed by Section 7(e)(1) of the Plan; the exercise period of all other Options will be governed by Section 7(e)(2).


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                  (c) An Option  designated an Incentive Stock Option can, prior to its exercise, be changed to a Non-Qualified Option if the Optionee consents to amend his Option Agreement to provide that the exercise period of such Option will be governed by Section 7(e)(2) of the Plan.

         6.       Stock

                  (a) The stock subject to the Options shall be shares of the Common Stock. Such shares may, in whole or in part, be authorized but unissued shares contributed directly by the Company or shares which shall have been or which may be acquired by the Company. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall be 350,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 7(i) hereof.

                  (b) If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

         7.       Terms and Conditions of Options

                  Each Option granted pursuant to the Plan shall be evidenced by Option Agreements in such forms as the Board may from time to time approve. Options shall comply with and be subject to the following terms and conditions:

                  (a) Option Price. Each Option shall state the Option Price, which in the case of Incentive Stock Options shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant of the Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the Option Price shall not be less than one hundred ten percent (110%) of such fair market value. The Option Price per share for Non- Qualified Options shall not be less than the par value of a share of Common Stock on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 7(i) hereof. The date on which the Board adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (b) Restrictions. Any Common Stock issued under the Plan may contain restrictions including, but not limited to, limitations on transferability that may constitute substantial risks of forfeiture, as the Board may determine.

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                  (c) Value of Shares.  Options  may be granted to any  eligible person for shares of Common Stock of any value, provided that the aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all the plans of the Company, its Parent and its Subsidiaries) shall not exceed $100,000.

                  (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or, with the approval of the Board, in shares of Common Stock having a fair market value in the aggregate equal to such Option Price or in a combination of cash and such shares.

                  (e) Term and Exercise of Options.

                      (1) Unless the applicable Option Agreement  otherwise
                  provides,   each  Option   shall   become   vested  and  first
                  exercisable in the following installments:

                      Year                               Percentage Exercisable
                      ----                               ----------------------
                      Less than Two Years                          0%
                      Two Years                                   20%
                      Three Years                                 20%
                      Four Years                                  25%
                      Five Years                                  35%

                      (2) Incentive Stock Options shall be exercisable over the
                  exercise period specified by the Board in the Option Agreement, but in no event shall such period exceed ten (10) years from the date of the grant of each such Incentive Stock Option; provided, however, that in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the exercise period shall not exceed five (5) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Section 7(f) and 7(g) hereof. An Incentive Stock Option may be exercised, as to any or all full shares of Common Stock as to which the Incentive Stock Option has become exercisable, by giving written notice of such exercise to the Board; provided that an Incentive Stock Option may not be exercised at any one time as to less than 100 shares (or such number of shares as to which the Incentive Stock Option is then exercisable if such number of shares is less than 100).


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                      (3) Non-Qualified Options shall be exercisable over a
                  period not to exceed ten (10) years.

                  (f)  Termination  of  Employment.  Except as  provided in this
         Section 7(f) and Section 7(g) hereof, an Option may not be exercised by persons who are not outside consultants to the Company unless the Optionee is then a director of or in the employ of the Company or any Parent or Subsidiary of the Company (or a corporation or a Parent or Subsidiary of such corporation issuing or assuming the Option in a transaction to which Section 425(a) of the Code applies), and unless the Optionee has remained continuously a director or so employed since the date of grant of the Option. In the event all association of an Optionee (other than an outside consultant) with the Company (as an employee, or director or both) shall terminate (other than by reason of death or Disability), all Options or unexercised portions thereof granted to such Optionee which are then exercisable may, unless earlier terminated in accordance with their terms, be exercised within thirty
         (30) days after such termination; provided, however, that if the association of the Optionee with the Company shall terminate for "cause" (as determined by the Board), all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. A bona fide leave of absence shall not be considered a termination or break in continuity of employment for any purpose of the Plan so long as the period of such leave does not exceed ninety (90) days or such longer period during which the Optionee's right to reemployment is guaranteed by statute or by contract. Where the period of such leave exceeds ninety (90) days and the Optionee's right to reemployment is not guaranteed, the Optionee's employment will be deemed to have terminated on the ninety-first (91st) day of such leave. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an employee any right to continue in the employ of the Company or any of its divisions or Parent or Subsidiaries or interfere in any way with the right of the Company or any such divisions or Parent or Subsidiary to terminate or change the terms of such employment at any time.

                  (g) Death or Disability of Optionee. If an Optionee who was an outside consultant when his Option was granted shall die or if an Optionee shall die while a director of or employed by the Company or any Parent or Subsidiary of the Company, or if the Optionee's employment shall terminate by reason of Disability, all Options theretofore granted to such Optionee may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the personal representative of the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of death of the Optionee, at any time within nine
         (9) months after the date of death or Disability of the Optionee, but in no

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         event later than the date of  expiration  of the Option,  provided that during the lifetime of the Optionee any Option granted to him may be exercised only by the Optionee.

                  (h) Nontransferability of Options. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the preceding sentence, the Board, in its sole discretion, permit the assignment or transfer of a Non-Qualified Option and the exercise thereof by a person other than an Optionee, on such terms and conditions as the Board in its sole discretion may determine. Any such terms shall be determined at the time the Non-Qualified Option is granted, and shall be set forth in the Option Agreement.

                  (i)      Effect of Certain Changes.

                           (1) If there is any change in the number of shares of
                  Common Stock through the declaration of stock dividends, recapitalization resulting in stock splits, or combinations or exchanges of such shares, then the number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (2) In the event of a proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including but not limited to, a split-up, a split-off or spin-off, the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price)
                  solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolutions or liquidation, or corporate separation or division; or the Board may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Board, provided, however, that no less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable.

                           (3) If while unexercised  Options remain  outstanding
                  under the Plan (i) the Company executes a definitive agreement to merge or consolidate with or

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                  into another  corporation  or to sell or otherwise  dispose of substantially all its assets, (ii) more than 50% of the Company's then outstanding voting stock is acquired by any person or group or (iii) Robert T. Giaimo ceases to be
                  President   of  the   Company   (any  such   event   being  an
                  "Accelerating Event") then from and after the date of any such agreement or the date on which public announcement of the acquisition of such percentage shall have been made or the date on which Mr. Giaimo ceases to be President of the Company (any such date being referred to herein as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date,
                  (a) the Board shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any
                  outstanding   Options  after  the   effective   date  of  such
                  transaction, and the price thereof, and (b) the Board may, in its discretion, permit the cancellation of outstanding Options in exchange for a cash payment in an amount per share subject to any such option determined by the Board in its sole discretion, but not less than the difference between the Option Price per share and the Fair Market Value per share of Common stock on the Acceleration Date.

                           (4) Paragraphs (2) and (3) of this Section 7(i) shall
                  not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities or any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable by the holder of the number of shares of Common Stock for which such Option might have been exercised upon such reclassification, change, consolidation or merger.


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                           (5) In the event of a change in the  Common  Stock as
                  presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                           (6) To the  extent  that  the  foregoing  adjustments
                  relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided that each Option granted pursuant to this Plan and designated an Incentive Stock Option shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                           (7) Except as hereinbefore expressly provided in this
                  Section 7(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of shares of Common Stock subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                  (j) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7(i) hereof.

                  (k) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise of an Option and (ii) the inclusion of any condition not inconsistent with an Option designated by the Board as an Incentive Stock Option

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         qualifying  as an  Incentive  Stock  Option,  as the Board  shall  deem advisable, including provisions with respect to compliance with federal and applicable state securities laws.

         8.       Agreement by Optionee Regarding Withholding Taxes

                  (a) No later than the date of exercise  of any Option  granted hereunder, the Optionee will pay to the Company or make arrangements satisfactory to the Board regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option, and

                  (b) The Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option.

         9.       Term of Plan

                  Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date on which the Plan is adopted by the Board, provided that no Options granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders.

         10.      Savings Clause

                  Notwithstanding any other provision hereof, this Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If this Plan or any provision of this Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of this Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

         11.      Amendment and Termination of the Plan

                  The Board may at any time and from time to time suspend, terminate, modify or amend the Plan, provided that any amendment that would materially increase the aggregate number of shares of Common Stock as to which Options may be granted under the Plan, materially increase the benefits accruing to participants under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Common Stock voting at a meeting at which a quorum is present, except that any such increase or modification that may result from adjustments

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authorized  by Section 7(i) hereof shall not require  such  approval.  Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted unless the written consent of the Optionee is obtained.

         12.      Nonexclusivity of the Plan

                  Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

         13.      Nature of Payments

                  (a) All Options granted shall be in consideration of services performed for the Company by the Optionee.

                  (b) All Options granted shall constitute a special incentive benefit to the Optionee and shall not be taken into account in computing the amount of salary or compensation of the Optionee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the Optionee, unless such plan or agreement specifically otherwise provides.

         14.      Nonuniform Determinations

         The Board's determinations under this Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make nonuniform and selective determinations which may, inter alia, reflect the specific terms of individual employment agreements, and to enter into nonuniform and selective Option Agreements, as to the persons to receive Options and the terms and conditions of Options.

         15.      Section Headings

         The  section   headings   contained  herein  are  for  the  purpose  of
convenience only and are not intended to define or limit the contents of said sections.

Adopted by the Board of Directors on September 11, 1996.

Attest:


---------------------------                     --------------------------------
                                                Secretary
Date: ________________

                               SILVER DINER, INC.
                          STOCK OPTION PLAN AGREEMENT


         A Stock Option award is hereby granted by_________________________, a _________________ corporation ("Company"), to the Key Employee named below ("Optionee"), for and with respect to common stock of the Company, par value _______ per share ("Common Stock"), subject to the following terms and conditions:

         1. Subject to the provisions set forth herein and the provisions of the Stock Option Plan ("Plan"), the provisions of which are hereby incorporated by reference, and in consideration of the agreements of Optionee herein provided, the Company hereby grants to Optionee a Stock Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share ("Option Exercise Price"), and on the schedule, all as set forth below. Such Stock Option is sometimes referred to herein as the "Award."

Name of Optionee:

Number of Shares
Subject to Stock Option:


Option Exercise Price
Per Share:


Date of Grant:

Exercise Schedule:


            Number of Shares                              Exercise Period
         Subject to Stock Option                     Date First Exercisable             Expiration Date
         -----------------------                     ----------------------             ---------------





         2. The exercise of all or any portion of the Award is conditioned upon the acceptance by Optionee of the terms hereof as evidenced by his execution of this Option Agreement in the space provided therefor at the end hereof and the return of an executed copy to the Secretary of the Company.

         Written notice of an election to exercise any portion of the Award, in a form substantially identical to that attached as an Exhibit hereto and specifying the portion thereof being exercised and the exercise date, shall be given by Optionee, or his legal representative,
(a) by delivering such notice at the principal executive offices of the Company no later than the exercise date, or (b) by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the Company's principal executive offices at least three business days prior to the exercise date.

         3. Neither Optionee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any Common Stock issuable on exercise of the Stock Option, until the date of the issuance of a stock certificate for such Common Stock.

         4. If the Award shall be exercised in whole, this Option Agreement shall be surrendered to the Company for cancellation. If the Award shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Option Agreement shall be delivered by Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

         5. Optionee represents, warrants and agrees that Optionee will acquire and hold the shares purchased on exercise of the Option for his own account for investment and not with the view to the resale or distribution thereof, except for resales or distributions in accordance with applicable securities laws, and that Optionee will not, at any time or times, directly or indirectly, offer, sell, distribute, pledge, or otherwise grant a security interest in or otherwise dispose of or transfer all, any portion of or any interest in, any shares purchased on exercise of the Option (or solicit an offer to buy, take in pledge or otherwise acquire or receive, all or any portion thereof).

         Optionee acknowledges that Optionee has received and reviewed a description of the Common Stock of the Company and a copy of the Plan. Optionee further acknowledges that Optionee has had the opportunity to ask questions of, and receive answer from, the officers and representatives of the Company concerning all material information concerning the Company and the terms and conditions of the transactions in which Optionee is acquiring the Option and may subsequently acquire shares of the Common Stock. Optionee further acknowledges that Optionee understands that the Company may use the proceeds from the exercise of the Option for general corporate purposes.

         6. The grant of the Award hereunder shall not be deemed to give the Optionee the right to be retained in the employ of the Company or to affect the right of the Company to discharge the Optionee at any time.

         7. The Award shall be exercised in accordance with such administrative regulations as the Board shall from time to time adopt.

         8. The Award and this Option Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Maryland, without giving effect to principles of conflict of laws.

         9. The Award and this Option Agreement are subject to the requirement that the shareholders of the Company approve and ratify the adoption of the Plan no later than __________________, 1996.


                                       SILVER DINER, INC, a Delaware corporation


                                       By:__________________________________


         The undersigned hereby accepts the foregoing Award and the terms and conditions hereof.


                                       -------------------------------------
                                                      Key Employee



                                     - 3 -